© 2025 Fannie Mae October 29, 2025 THIRD QUARTER 2025 FINANCIAL SUPPLEMENT EXHIBIT 99.3

TABLE OF CONTENTS Page Consolidated Results Selected Financial Data 1 Condensed Consolidated Statement of Income 2 Condensed Consolidated Balance Sheets 3 Average Balance of Assets & Liabilities and Annualized Yields 4 Credit-Related Information 5 Regulatory Capital 6 Business Segment Results Single-Family 7 Multifamily 11 © 2025 Fannie Mae Some of the terms and other information in this presentation are defined and discussed more fully in Fannie Mae’s Form 10-Q for the quarter ended September 30, 2025 (“Q3 2025 Form 10-Q”) and Form 10-K for the year ended December 31, 2024 (“2024 Form 10-K”). This presentation should be reviewed together with the Q3 2025 Form 10-Q and the 2024 Form 10-K, which are available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through the company's website is not part of this supplement. Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although Fannie Mae generally considers this information reliable, Fannie Mae does not independently verify all reported information. Due to rounding, amounts reported in this presentation may not sum to totals indicated (i.e., 100%), or amounts shown as 100% may not reflect the entire population. Unless otherwise indicated, data is as of September 30, 2025 or for the third quarter of 2025. Data for prior years is as of December 31 or for the full year indicated.

FANNIE MAE
SELECTED FINANCIAL DATA
($ in millions, except per share and ratio data)

Fannie Mae

	QUARTERLY DATA						
						Q3 2025 Variance vs.	
SELECTED INCOME STATEMENT DATA	**Q3 2025**	**Q2 2025**	**Q1 2025**	**Q4 2024**	**Q3 2024**	**Q2 2025**	**Q3 2024**
Net interest income	$7,184	$7,155	$7,001	$7,182	$7,275	$29	$(91)
Fee and other income	123	86	84	115	66	37	57
Net revenues	**7,307**	**7,241**	**7,085**	**7,297**	**7,341**	**66**	**(34)**
(Provision) benefit for credit losses	(338)	(946)	(24)	(321)	27	608	(365)
Fair value gains (losses), net	13	211	123	842	52	(198)	(39)
Investment gains (losses), net	(1)	(8)	0	(10)	12	7	(13)
Non-interest expense[a]	(2,146)	(2,344)	(2,600)	(2,629)	(2,379)	198	233
Income before federal income taxes	**4,835**	**4,154**	**4,584**	**5,179**	**5,053**	**681**	**(218)**
Provision for federal income taxes	(976)	(837)	(923)	(1,049)	(1,009)	(139)	33
Net income	**$3,859**	**$3,317**	**$3,661**	**$4,130**	**$4,044**	**$542**	**$(185)**
Total comprehensive income	**$3,849**	**$3,324**	**$3,655**	**$4,127**	**$4,047**	**$525**	**$(198)**
SELECTED BALANCE SHEET DATA (period-end)							
Cash	$12,155	$12,304	$13,401	$13,477	$13,421	$(149)	$(1,266)
Securities purchased under agreements to resell	61,525	63,878	71,495	56,250	56,915	(2,353)	4,610
Investments in securities, at fair value	71,656	77,430	79,347	79,197	61,790	(5,774)	9,866
Mortgage loans held for investment and held for sale	4,131,636	4,128,378	4,134,708	4,145,713	4,146,314	3,258	(14,678)
Allowance for loan losses	(8,246)	(8,247)	(7,532)	(7,707)	(7,656)	1	(590)
Total assets	**$4,335,856**	**$4,338,227**	**$4,353,709**	**$4,349,731**	**$4,334,556**	**$(2,371)**	**$1,300**
Debt of Fannie Mae	126,390	128,316	136,818	139,422	121,715	(1,926)	4,675
Debt of Consolidated Trusts	4,076,945	4,082,196	4,091,840	4,088,675	4,096,063	(5,251)	(19,118)
Total liabilities	**$4,230,371**	**$4,236,591**	**$4,255,397**	**$4,255,074**	**$4,244,026**	**$(6,220)**	**$(13,655)**
Total Fannie Mae stockholders' equity	**$105,485**	**$101,636**	**$98,312**	**$94,657**	**$90,530**	**$3,849**	**$14,955**
OTHER METRICS							
Net worth	$105,485	$101,636	$98,312	$94,657	$90,530	$3,849	$14,955
Net worth ratio[b]	2.4 %	2.3 %	2.3 %	2.2 %	2.1 %		
Return on assets[c]	0.36 %	0.31 %	0.34 %	0.38 %	0.37 %		
Efficiency ratio[d]	29.3 %	31.5 %	36.1 %	32.3 %	32.1 %		
Effective income tax rate	20.2 %	20.1 %	20.1 %	20.3 %	20.0 %		

(a) Consists of salaries and employee benefits, professional services, technology and occupancy expense, legislative assessments, credit enhancement expense and other expense, net.

(b) Calculated based on net worth divided by total assets outstanding at the end of the period.

(c) Calculated by dividing annualized net income for the reporting period by the average total assets during the same period, expressed as a percentage. For ratio calculations, average balances are determined using the beginning and ending balances of the quarter, where the beginning balance represents the quarter-end balance of the period immediately preceding the current reporting period.

(d) Efficiency ratio is calculated as non-interest expense divided by the sum of net interest income and non-interest income. As presented in this slide, non-interest income consists of the sum of "Fee and other income," "Investment gains (losses), net" and "Fair value gains (losses), net."

© 2025 Fannie Mae

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FANNIE MAE
CONDENSED CONSOLIDATED STATEMENT OF INCOME
($ and shares in millions, except per share data)

Fannie Mae

	QUARTERLY DATA						
						Q3 2025 Variance vs.	
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2025	Q3 2024
Interest income:							
Mortgage loans	$38,344	$37,693	$37,399	$36,929	$36,390	$651	$1,954
Securities purchased under agreements to resell	844	$924	$872	$857	1,057	(80)	(213)
Investments in securities and other[(a)]	789	$794	$745	$695	565	(5)	224
Total interest income	**39,977**	**39,411**	**39,016**	**38,481**	**38,012**	**566**	**1,965**
Interest expense:							
Short-term debt	(154)	(103)	(105)	(133)	(137)	(51)	(17)
Long-term debt	(32,639)	(32,153)	(31,910)	(31,166)	(30,600)	(486)	(2,039)
Total interest expense	**(32,793)**	**(32,256)**	**(32,015)**	**(31,299)**	**(30,737)**	**(537)**	**(2,056)**
Net interest income	7,184	7,155	7,001	7,182	7,275	29	(91)
(Provision) benefit for credit losses	(338)	(946)	(24)	(321)	27	608	(365)
Net interest income after (provision) benefit for credit losses	**6,846**	**6,209**	**6,977**	**6,861**	**7,302**	**637**	**(456)**
Fair value gains (losses), net	13	211	123	842	52	(198)	(39)
Fee and other income	123	86	84	115	66	37	57
Investment gains (losses), net	(1)	(8)	0	(10)	12	7	(13)
Non-interest income	**135**	**289**	**207**	**947**	**130**	**(154)**	**5**
Non-interest expense:							
Salaries and employee benefits	(475)	(492)	(611)	(497)	(500)	17	25
Professional services, technology, and occupancy	(344)	(355)	(381)	(450)	(384)	11	40
Legislative assesments	(943)	(939)	(931)	(949)	(948)	(4)	5
Credit enhancement expense	(409)	(400)	(479)	(406)	(411)	(9)	2
Other income (expense), net	25	(158)	(198)	(327)	(136)	183	161
Non-interest expense	**(2,146)**	**(2,344)**	**(2,600)**	**(2,629)**	**(2,379)**	**198**	**233**
Income before federal income taxes	4,835	4,154	4,584	5,179	5,053	681	(218)
Provision for federal income taxes	(976)	(837)	(923)	(1,049)	(1,009)	(139)	33
Net income	**3,859**	**3,317**	**3,661**	**4,130**	**4,044**	**542**	**(185)**
Other comprehensive income (loss)	(10)	7	(6)	(3)	3	(17)	(13)
Total comprehensive income	**$3,849**	**$3,324**	**$3,655**	**$4,127**	**$4,047**	**$525**	**$(198)**
Net income	3,859	3,317	3,661	4,130	4,044	542	(185)
Dividends distributed or amounts attributable to senior preferred stock	(3,849)	(3,324)	(3,655)	(4,127)	(4,047)	(525)	198
Net income (loss) attributable to common stockholders	**$10**	**$(7)**	**$6**	**$3**	**$(3)**	**$17**	**$13**
EARNINGS PER SHARE DATA							
Net income:							
Basic	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Diluted	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Average shares:							
Basic	5,867	5,867	5,867	5,867	5,867	0	0
Diluted	5,893	5,867	5,893	5,893	5,867	26	26

See Notes to Condensed Consolidated Financial Statements in the Third Quarter 2025 Form 10-Q

(a) Includes interest income from cash.

© 2025 Fannie Mae

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FANNIE MAE
CONDENSED CONSOLIDATED BALANCE SHEETS
($ in millions)

	QUARTERLY DATA						
						Q3 2025 Variance vs.	
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2025	Q3 2024
ASSETS							
Cash	$12,155	$12,304	$13,401	$13,477	$13,421	$(149)	$(1,266)
Restricted cash	27,220	26,123	24,670	25,059	24,501	1,097	2,719
Securities purchased under agreements to resell	61,525	63,878	71,495	56,250	56,915	(2,353)	4,610
Investments in securities, at fair value	71,656	77,430	79,347	79,197	61,790	(5,774)	9,866
Mortgage loans:							
Loans held for sale, at lower of cost or fair value	808	393	775	373	1,278	415	(470)
Loans held for investment, at amortized cost							
Of Fannie Mae	53,765	51,905	47,425	50,053	51,455	1,860	2,310
Of consolidated trusts	4,077,063	4,076,080	4,086,508	4,095,287	4,093,581	983	(16,518)
Total loans held for investment	**4,130,828**	**4,127,985**	**4,133,933**	**4,145,340**	**4,145,036**	**2,843**	**(14,208)**
Allowance for loan losses	(8,246)	(8,247)	(7,532)	(7,707)	(7,656)	1	(590)
Total loans held for investment, net of allowance	**4,122,582**	**4,119,738**	**4,126,401**	**4,137,633**	**4,137,380**	**2,844**	**(14,798)**
Total mortgage loans	**4,123,390**	**4,120,131**	**4,127,176**	**4,138,006**	**4,138,658**	**3,259**	**(15,268)**
Advances to lenders	3,227	2,211	1,848	1,825	2,595	1,016	632
Deferred tax assets, net	10,000	10,127	10,453	10,545	10,968	(127)	(968)
Accrued interest receivable	11,901	11,678	11,592	11,364	11,277	223	624
Other assets	14,782	14,345	13,727	14,008	14,431	437	351
Total assets	**$4,335,856**	**$4,338,227**	**$4,353,709**	**$4,349,731**	**$4,334,556**	**$(2,371)**	**$1,300**
LIABILITIES							
Accrued interest payable	$12,080	$11,841	$11,902	$11,585	$11,451	$239	$629
Debt							
Of Fannie Mae	126,390	128,316	136,818	139,422	121,715	(1,926)	4,675
Of consolidated trusts	4,076,945	4,082,196	4,091,840	4,088,675	4,096,063	(5,251)	(19,118)
Other liabilities	14,956	14,238	14,837	15,392	14,797	718	159
Total liabilities	**$4,230,371**	**$4,236,591**	**$4,255,397**	**$4,255,074**	**$4,244,026**	**$(6,220)**	**$(13,655)**
FANNIE MAE STOCKHOLDERS' EQUITY							
Senior preferred stock	120,836	120,836	120,836	120,836	120,836	0	0
Preferred stock, 700,000,000 shares are authorized—555,374,922 shares issued and outstanding	19,130	19,130	19,130	19,130	19,130	0	0
Common stock, no par value, no maximum authorization—1,308,762,703 shares issued and 1,158,087,567 shares outstanding	687	687	687	687	687	0	0
Accumulated deficit	(27,788)	(31,647)	(34,964)	(38,625)	(42,755)	3,859	14,967
Accumulated other comprehensive income	20	30	23	29	32	(10)	(12)
Treasury stock, at cost, 150,675,136 shares	(7,400)	(7,400)	(7,400)	(7,400)	(7,400)	0	0
Total stockholders' equity	**105,485**	**101,636**	**98,312**	**94,657**	**90,530**	**3,849**	**14,955**
Total liabilities & stockholders' equity	**$4,335,856**	**$4,338,227**	**$4,353,709**	**$4,349,731**	**$4,334,556**	**$(2,371)**	**$1,300**

See Notes to Condensed Consolidated Financial Statements in the Third Quarter 2025 Form 10-Q

© 2025 Fannie Mae

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FANNIE MAE
AVERAGE BALANCE OF ASSETS & LIABILITIES AND ANNUALIZED YIELDS
($ in millions, except rates)

	QUARTERLY DATA									
	AVERAGE BALANCES					INTEREST INCOME / (EXPENSE)				
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024
INTEREST-EARNING ASSETS:										
Cash	$11,618	$11,630	$11,625	$11,594	$11,633	$129	$128	$125	$136	$158
Securities purchased under agreements to resell	75,484	83,310	79,218	70,540	77,314	844	924	872	857	1,057
Investments in securities	76,745	81,558	81,509	72,239	57,212	614	617	587	498	350
Mortgage loans:										
Mortgage loans of Fannie Mae	55,368	51,709	49,919	53,005	52,105	599	542	499	577	576
Mortgage loans of consolidated trusts	4,076,794	4,079,998	4,094,365	4,093,501	4,092,789	37,745	37,151	36,900	36,352	35,814
Total mortgage loans[a]	**4,132,162**	**4,131,707**	**4,144,284**	**4,146,506**	**4,144,894**	**38,344**	**37,693**	**37,399**	**36,929**	**36,390**
Advances to lenders	3,262	3,420	2,376	4,042	3,325	46	49	33	61	57
Total interest-earning assets	**$4,299,271**	**$4,311,625**	**$4,319,012**	**$4,304,921**	**$4,294,378**	**$39,977**	**$39,411**	**$39,016**	**$38,481**	**$38,012**
INTEREST-BEARING LIABILITIES:										
Short-term funding debt	$14,467	$9,735	$9,837	$11,274	$10,445	$(154)	$(103)	$(105)	$(133)	$(137)
Long-term funding debt	109,527	120,926	123,314	115,487	104,952	(1,204)	(1,241)	(1,238)	(1,155)	(1,014)
CAS debt	1,543	1,853	2,018	2,101	2,197	(45)	(50)	(54)	(60)	(64)
Total debt of Fannie Mae	**125,537**	**132,514**	**135,169**	**128,862**	**117,594**	**(1,403)**	**(1,394)**	**(1,397)**	**(1,348)**	**(1,215)**
Debt securities of consolidated trusts held by third parties	4,063,137	4,068,546	4,080,854	4,075,734	4,081,619	(31,390)	(30,862)	(30,618)	(29,951)	(29,522)
Total interest-bearing liabilities	**$4,188,674**	**$4,201,060**	**$4,216,023**	**$4,204,596**	**$4,199,213**	**$(32,793)**	**$(32,256)**	**$(32,015)**	**$(31,299)**	**$(30,737)**
Net interest income						**$7,184**	**$7,155**	**$7,001**	**$7,182**	**$7,275**

AVERAGE RATES EARNED / PAID	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024
INTEREST-EARNING ASSETS:					
Cash	4.44 %	4.40 %	4.30 %	4.69 %	5.43 %
Securities purchased under agreements to resell	4.47 %	4.44 %	4.40 %	4.86 %	5.47 %
Investments in securities	3.20 %	3.03 %	2.88 %	2.76 %	2.45 %
Mortgage loans:					
Mortgage loans of Fannie Mae	4.33 %	4.19 %	4.00 %	4.35 %	4.42 %
Mortgage loans of consolidated trusts	3.70 %	3.64 %	3.60 %	3.55 %	3.50 %
Total mortgage loans[a]	**3.71 %**	**3.65 %**	**3.61 %**	**3.56 %**	**3.51 %**
Advances to lenders	5.64 %	5.73 %	5.56 %	6.04 %	6.86 %
Total interest-earning assets	**3.72 %**	**3.66 %**	**3.61 %**	**3.58 %**	**3.54 %**
INTEREST-BEARING LIABILITIES:					
Short-term funding debt	4.26 %	4.23 %	4.27 %	4.72 %	5.25 %
Long-term funding debt	4.40 %	4.10 %	4.02 %	4.00 %	3.86 %
CAS debt	11.67 %	10.79 %	10.70 %	11.42 %	11.65 %
Total debt of Fannie Mae	**4.47 %**	**4.21 %**	**4.13 %**	**4.18 %**	**4.13 %**
Debt securities of consolidated trusts held by third parties	3.09 %	3.03 %	3.00 %	2.94 %	2.89 %
Total interest-bearing liabilities	**3.13 %**	**3.07 %**	**3.04 %**	**2.98 %**	**2.93 %**
Net interest yield / Net interest margin	**0.67 %**	**0.66 %**	**0.65 %**	**0.67 %**	**0.68 %**

(a) Average balance includes mortgage loans on nonaccrual status. Interest income includes loan fees, which primarily consist of yield maintenance revenue we recognized on the prepayment of multifamily mortgage loans and the amortization of upfront cash fees exchanged when we acquire the mortgage loan. For most components of the average balances, we use a daily weighted average of unpaid principal balance net of unamortized cost basis adjustments. When daily average balance information is not available, such as for mortgage loans, we use monthly averages.

© 2025 Fannie Mae

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FANNIE MAE
CREDIT-RELATED INFORMATION
($ in millions, except ratio data)

	QUARTERLY DATA						
						Q3 2025 Variance vs.	
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2025	Q3 2024
ALLOWANCE FOR LOAN LOSSES							
Single-family allowance for loan losses:							
Beginning balance	$(5,777)	$(5,178)	$(5,319)	$(5,086)	$(5,703)	$(599)	$(74)
(Provision) benefit for loan losses	(269)	(707)	(16)	(390)	409	438	(678)
Write-offs	238	161	189	230	231	77	7
Recoveries	(47)	(53)	(32)	(73)	(23)	6	(24)
Ending balance	$(5,855)	$(5,777)	$(5,178)	$(5,319)	$(5,086)	$(78)	$(769)
Multifamily allowance for loan losses:							
Beginning balance	$(2,470)	$(2,354)	$(2,388)	$(2,570)	$(2,323)	$(116)	$(147)
(Provision) benefit for loan losses	(63)	(205)	1	77	(423)	142	360
Write-offs	167	122	61	110	224	45	(57)
Recoveries	(25)	(33)	(28)	(5)	(48)	8	23
Ending balance	$(2,391)	$(2,470)	$(2,354)	$(2,388)	$(2,570)	$79	$179
Total allowance for loan losses:							
Beginning balance	$(8,247)	$(7,532)	$(7,707)	$(7,656)	$(8,026)	$(715)	$(221)
(Provision) benefit for loan losses	(332)	(912)	(15)	(313)	(14)	580	(318)
Write-offs	405	283	250	340	455	122	(50)
Recoveries	(72)	(86)	(60)	(78)	(71)	14	(1)
Ending balance	$(8,246)	$(8,247)	$(7,532)	$(7,707)	$(7,656)	$1	$(590)
ALLOWANCE FOR CREDIT LOSSES / GUARANTY BOOK[(a)]							
Single-Family	0.16 %	0.16 %	0.14 %	0.15 %	0.14 %		
Multifamily	0.46 %	0.49 %	0.47 %	0.48 %	0.53 %		
Total guaranty book	0.20 %	0.20 %	0.18 %	0.19 %	0.19 %		
NET CHARGE-OFF RATIOS[(b)]							
Single-Family	0.02 %	0.01 %	0.02 %	0.02 %	0.02 %		
Multifamily	0.11 %	0.07 %	0.03 %	0.09 %	0.15 %		
Total guaranty book	0.03 %	0.02 %	0.02 %	0.03 %	0.04 %		
NONPERFORMING LOANS[(c)]							
Single-Family	0.85 %	0.82 %	0.84 %	0.88 %	0.79 %		
Multifamily	0.68 %	0.61 %	0.63 %	0.57 %	0.56 %		
Total guaranty book	0.83 %	0.79 %	0.81 %	0.84 %	0.76 %		

(a) The company's single-family, multifamily or total allowance for credit losses as a percentage of the company's single-family conventional, multifamily or total guaranty books of business. Multifamily allowance for credit losses excludes the expected benefit of freestanding credit enhancements on multifamily loans, which are recorded in "Other assets" in the company's consolidated balance sheets. For additional information, refer to "MD&A—Consolidated Credit Ratios and Select Credit Information" in the company's applicable Form 10-Q and Form10-K filings.

(b) The net charge-off rate, which consists of allowance for loan losses, allowance for accrued interest receivable and reserve for guaranty losses, is based on annualized write-offs, net of recoveries, for single-family, multifamily, or total, where write-offs are when a loan is determined to be uncollectible or upon the redesignation of single-family mortgage loans from held for investment to held for sale, as a percentage of the average aggregate unpaid principal balance of the single-family conventional, multifamily, or total guaranty books of business during the period. For additional information, refer to "MD&A—Consolidated Credit Ratios and Select Credit Information" in the company's applicable Form 10-Q and Form 10-K filings.

(c) The nonperforming loan rate is based on the aggregate unpaid principal balance of single-family conventional, multifamily, or total loans delinquent 60 days or more as a percentage of the company's single-family conventional, multifamily or total guaranty books of business.

© 2025 Fannie Mae

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Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2025 Q3 2024 $(7) $(11) $(15) $(18) $(23) $4 $16 (44) (48) (52) (56) (60) 4 16 (25) (29) (33) (37) (41) 4 16 (25) (29) (33) (37) (41) 4 16 1,372 1,312 1,333 1,364 1,331 60 41 (0.5)% (0.8)% (1.1)% (1.3)% (1.7)% 0.3% 1.2% (3.2)% (3.7)% (3.9)% (4.1)% (4.5)% 0.5% 1.3% (1.8)% (2.2)% (2.5)% (2.7)% (3.1)% 0.4% 1.3% (1.8)% (2.2)% (2.5)% (2.7)% (3.1)% 0.4% 1.3% $(15) $(19) $(23) $(26) $(30) $4 $15 (25) (29) (33) (37) (41) 4 16 4,443 4,446 4,462 4,460 4,446 (3) (3) (0.3)% (0.4)% (0.5)% (0.6)% (0.7)% 0.1% 0.4% (0.6)% (0.7)% (0.7)% (0.8)% (0.9)% 0.1% 0.3% $(48,457) $(52,107) $(55,854) $(60,404) $(64,519) $3,650 $16,062 3,859 3,317 3,661 4,130 4,044 542 (185) (10) 7 (6) (3) 3 (17) (13) (127) (326) (92) (423) (68) 199 (59) 3,976 3,650 3,747 4,550 4,115 326 (139) Standardized CET1 capital, ending balance $(44,481) $(48,457) $(52,107) $(55,854) $(60,404) $3,976 $15,923 (a) (b) Negative capital amounts and ratios indicate capital deficits. Represents changes in deferred tax assets arising from temporary differences that exceed 10% of common equity tier 1 capital and other regulatory adjustments. Changes in standardized CET1 capital © 2025 Fannie Mae CET1 CAPITAL ROLLFORWARD ($ in millions) Standardized CET1 capital beginning balance Net income Less: Changes in deferred tax assets (b) Changes in accumulated other comprehensive income (loss), net of taxes Core capital (statutory) Leverage-based capital metrics Tier 1 capital Adjusted total assets Tier 1 capital ratio Core capital (statutory) ratio Total capital (statutory) ratio Risk-weighted assets CET1 capital ratio Tier 1 capital ratio Adjusted total capital ratio Standardized Risk-based capital metrics Total capital (statutory) CET1 capital Adjusted total capital Tier 1 capital REGULATORY CAPITAL FANNIE MAE ($ in billions, except ratio data) AVAILABLE CAPITAL (DEFICIT) (a) Q3 2025 Variance vs. QUARTERLY DATA 6

Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2025 Q3 2024 $5,992 $5,992 $5,866 $6,029 $6,131 $0 $(139) 104 69 65 91 48 35 56 6,096 6,061 5,931 6,120 6,179 35 (83) (269) (737) (24) (396) 451 468 (720) (22) 197 82 815 (8) (219) (14) 5 (8) 2 (5) 9 13 (4) (669) (687) (812) (776) (732) 18 63 (929) (918) (920) (934) (936) (11) 7 (330) (318) (407) (327) (336) (12) 6 (7) (143) (174) (172) (223) 136 216 (1,935) (2,066) (2,313) (2,209) (2,227) 131 292 3,875 3,447 3,678 4,325 4,404 428 (529) (790) (711) (760) (871) (890) (79) 100 $3,085 $2,736 $2,918 $3,454 $3,514 $349 $(429) $3,588 $3,597 $3,610 $3,622 $3,626 48.5 48.3 48.1 47.9 47.7 $873 $874 $862 $850 $875 431 458 421 419 425 29 30 31 45 46 37% 39% 37% 36% 37% 0.54% 0.53% 0.56% 0.56% 0.52% 4 5 5 6 6 $2.3 $2.7 $3.6 $2.7 $2.3 3.2 3.5 2.7 2.3 2.4 0.2 0.3 0.2 0.2 0.2 $5.7 $6.5 $6.5 $5.2 $4.9 23.4 25.8 27.0 22.2 21.0 (a) (b) (c) (d) (e) (f) (g) (h) © 2025 Fannie Mae Based on the unpaid principal balance of the single-family conventional guaranty book of business as of period end. Single-family serious delinquency (“SDQ”) rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company’s single-family conventional guaranty book of business, based on loan count. Includes repayment plans and foreclosure alternatives. Repayment plans reflect only those plans associated with loans that were 60 days or more delinquent. This does not include loans in an active forbearance arrangement, trial modifications, and repayment plans that have been initiated but not completed. UPB outstanding of single-family loans in a CIRTTM transaction (d) Percentage of single-family conventional guaranty book of business covered by a CRT transaction (e) UPB outstanding of single-family loans in other CRT transactions Includes mortgage pool insurance transactions. Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions. Represents, on an annualized basis, the average of the base guaranty fees charged weighted by unpaid principal balance during the period for the company's single-family conventional guaranty arrangements plus the recognition of any upfront cash payments relating to these guaranty arrangements based on an estimated average life at the time of acquisition (in basis points). Excludes the impact of TCCA. Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. SINGLE-FAMILY PROBLEM LOAN STATISTICS Serious delinquency rate (f) REO Ending Inventory (number of properties, in thousands) Payment Deferrals Single-Family Loan Workouts ($ in billions) (g) Other (h) Modifications Total Loan Workouts Number of Loan Workouts (in thousands) SELECTED SINGLE-FAMILY HIGHLIGHTS Average Charged Guaranty Fee on Conventional Book of Business, net of TCCA fees (bps) (b) Average Conventional Guaranty Book of Business ($ in billions) (a) SINGLE-FAMILY CREDIT RISK TRANSFER ($ in billions) UPB outstanding of single-family loans in a Connecticut Avenue Securities® transaction (c) Credit enhancement expense Other income (expense), net Income before federal income taxes Total non-interest expense Net Income Provision for federal income taxes Fair value gains (losses), net Non-interest expense Investment gains (losses), net Legislative expenses Administrative expenses Q3 2025 Variance vs. QUARTERLY DATA Net revenues Fee and other income (Provision) benefit for credit losses SEGMENT RESULTS - SINGLE-FAMILY SELECTED FINANCIAL DATA FANNIE MAE Net interest income SELECTED SINGLE-FAMILY INCOME STATEMENT DATA ($ in millions) 7

FANNIE MAE
SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL LOAN ACQUISITIONS
($ in billions)

	QUARTERLY DATA					Q3 2025 Variance vs.	
SELECTED SINGLE-FAMILY CONVENTIONAL LOAN ACQUISITION DATA[(a)]	**Q3 2025**	**Q2 2025**	**Q1 2025**	**Q4 2024**	**Q3 2024**	**Q2 2025**	**Q3 2024**
Conventional Loan Acquisition by Purpose:							
Purchase	$72	$64	$50	$62	$80	$8	$(8)
Refinance	18	20	14	23	13	(2)	5
Total Conventional Loan Acquisitions	**$90**	**$84**	**$64**	**$85**	**$93**	**$6**	**$(3)**
Conventional Loan Credit Characteristics (by acquisition period):							
Weighted Average Origination Loan-to-Value ("LTV") Ratio	77 %	77 %	77 %	76 %	77 %		
Origination LTV Ratio >95%	7 %	6 %	6 %	6 %	7 %		
Weighted-Average FICO Credit Score[(b)]	756	757	757	758	759		
FICO Credit Score <680[(b)]	7 %	7 %	6 %	5 %	5 %		
Debt-to-Income ("DTI") Ratio >43%[(c)]	38 %	37 %	38 %	35 %	37 %		
Fixed-rate	98 %	98 %	99 %	100 %	99 %		
Primary Residence	95 %	94 %	94 %	94 %	93 %		
HomeReady[(d)]	7 %	6 %	6 %	6 %	7 %		
ACQUISITION BY LOAN PURPOSE	**Q3 2025**	**Q2 2025**	**Q1 2025**	**Q4 2024**	**Q3 2024**		
Purchase	80 %	76 %	78 %	74 %	86 %		
Cash-out refinance	10 %	12 %	12 %	10 %	8 %		
Other refinance	10 %	12 %	10 %	16 %	6 %		

(a) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(b) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

(c) Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios.

(d) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV ratio single-family loans acquired or in the single-family conventional guaranty book of business for the periods shown. See the "OLTV Ratio > 95%" category for information on the single-family loans acquired or in the single-family conventional guaranty book of business with original LTV ratios greater than 95%.

© 2025 Fannie Mae

8

FANNIE MAE
SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS

As of September 30, 2025

SELECTED CREDIT CHARACTERISTICS OF SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS[(a)(b)]	BY ORIGINATION YEAR 2025	2024	2023	2022	2020 - 2021	2019 - 2009	2008 & Earlier	Overall Book / Total
Total UPB ($ in billions)	$204.3	$288.3	$238.9	$425.8	$1,692.6	$684.8	$50.2	$3,584.9
Average UPB	$328,907	$317,900	$301,099	$279,404	$237,979	$126,879	$72,419	$210,274
Share of SF Conventional Guaranty Book	6 %	8 %	7 %	12 %	47 %	19 %	1 %	100 %
Share of Loans with Credit Enhancement[(c)]	39 %	65 %	78 %	65 %	41 %	35 %	8 %	47 %
Serious Delinquency Rate (by loan count)[(d)]	0.05 %	0.36 %	0.69 %	0.90 %	0.36 %	0.59 %	1.63 %	0.54 %
Share of Seriously Delinquent Loan Population[(e)]	0 %	4 %	6 %	15 %	28 %	35 %	12 %	100 %
Weighted-Average OLTV Ratio	77 %	78 %	79 %	76 %	70 %	75 %	75 %	74 %
OLTV Ratio >95%	7 %	7 %	7 %	6 %	3 %	8 %	9 %	5 %
Weighted-Average Mark-to-Market LTV Ratio[(f)]	76 %	73 %	71 %	64 %	46 %	31 %	27 %	50 %
Weighted-Average FICO Credit Score[(g)]	756	757	755	747	758	746	695	753
FICO Credit Score <680[(g)]	7 %	5 %	5 %	8 %	5 %	11 %	39 %	7 %
Weighted-Average Borrower Interest Rate	6.7 %	6.6 %	6.6 %	4.7 %	3.0 %	4.1 %	5.6 %	4.2 %

Single-Family Conventional Guaranty Book of Business Credit Characteristics	Q3 2025	2024	2023	2022	2021
Single-Family Weighted-Average Mark-to-Market Loan-to-Value Ratio	50 %	50 %	51 %	52 %	54 %
Weighted-Average FICO Credit Score[(g)]	753	753	753	752	753

(a) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(b) Calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in the single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories.

(c) Percentage of loans in each category, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for Fannie Mae's compensation to some degree in the event of a financial loss relating to the loan.

(d) Single-family serious delinquency ("SDQ") rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company's single-family conventional guaranty book of business, based on loan count. Single-family SDQ rate for loans in a particular category refers to SDQ loans in the applicable category, divided by the number of loans in the single-family conventional guaranty book of business in that category.

(e) Calculated based on the number of single-family loans that were seriously delinquent for each category divided by the total number of single-family conventional loans that were seriously delinquent.

(f) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available.

(g) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

© 2025 Fannie Mae

9

OLTV Ratio > 95% Home Ready (g) FICO Credit Score < 680 (f) DTI Ratio > 43% (h) $186.3 $134.1 $261.6 $966.4 $185,359 $184,202 $162,146 $239,176 5% 4% 7% 27% 86% 77% 41% 53% 1.20% 1.01% 1.94% 0.83% 13% 8% 34% 36% 100% 86% 74% 76% 100% 31% 6% 6% 68% 65% 47% 55% 740 745 653 744 8% 8% 100% 9% 4.8% 4.7% 4.6% 4.5% (a) (b) (c) (d) (e) (f) (g) (h) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. Percentage of loans in each category, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for Fannie Mae's compensation to some degree in the event of a financial loss relating to the loan. Single-family serious delinquency (“SDQ”) rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company’s single-family conventional guaranty book of business, based on loan count. Single-family SDQ rate for loans in a particular category refers to SDQ loans in the applicable category, divided by the number of loans in the single-family conventional guaranty book of business in that category. Calculated based on the number of single-family loans that were seriously delinquent for each category divided by the total number of single-family conventional loans that were seriously delinquent. © 2025 Fannie Mae Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV ratio single-family loans acquired or in the single-family conventional guaranty book of business for the periods shown. See the “OLTV Ratio > 95%” category for information on the single-family loans acquired or in the single-family conventional guaranty book of business with original LTV ratios greater than 95%. Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios. The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available. FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. Weighted-Average FICO Credit Score (f) Weighted-Average Mark-to-Market LTV Ratio (e) FICO Credit Score <680 (f) Weighted-Average Borrower Interest Rate Share of Loans with Credit Enhancement (b) Share of SF Conventional Guaranty Book Serious Delinquency Rate (by loan count) (c) Share of Seriously Delinquent Loan Population (d) OLTV Ratio >95% Weighted-Average OLTV Ratio FANNIE MAE SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS As of September 30, 2025 SELECTED CREDIT CHARACTERISTICS OF SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS (a) Average UPB Total UPB ($ in billions) BY LOAN FEATURE 10

FANNIE MAE

SEGMENT RESULTS - MULTIFAMILY SELECTED FINANCIAL DATA

	QUARTERLY DATA					Q3 2025 Variance vs.	
SELECTED MULTIFAMILY INCOME STATEMENT DATA ($ in millions)	**Q3 2025**	**Q2 2025**	**Q1 2025**	**Q4 2024**	**Q3 2024**	**Q2 2025**	**Q3 2024**
Net interest income	$1,192	$1,163	$1,135	$1,153	$1,144	$29	$48
Fee and other income	19	17	19	24	18	2	1
Net revenues	**1,211**	**1,180**	**1,154**	**1,177**	**1,162**	**31**	**49**
(Provision) benefit for credit losses	(69)	(209)	0	75	(424)	140	355
Fair value gains (losses), net	35	14	41	27	60	21	(25)
Investment gains (losses), net	(6)	0	(2)	(5)	3	(6)	(9)
Non-interest expense							
Administrative expenses	(150)	(160)	(180)	(171)	(152)	10	2
Legislative assessments	(14)	(21)	(11)	(15)	(12)	7	(2)
Credit enhancement expense	(79)	(82)	(72)	(79)	(75)	3	(4)
Other income (expense), net	32	(15)	(24)	(155)	87	47	(55)
Total non-interest expense	**(211)**	**(278)**	**(287)**	**(420)**	**(152)**	**67**	**(59)**
Income before federal income taxes	**960**	**707**	**906**	**854**	**649**	**253**	**311**
Provision for federal income taxes	(186)	(126)	(163)	(178)	(119)	(60)	(67)
Net income	**$774**	**$581**	**$743**	**$676**	**$530**	**$193**	**$244**
SELECTED MULTIFAMILY GUARANTY BOOK OF BUSINESS DATA ($ in billions)							
New business volume	$18.7	$17.4	$11.8	$22.5	$13.2	$1.3	$5.5
UPB outstanding of guaranty book of business[a]	521.3	510.8	504.5	499.7	485.6	10.5	35.7
Average charged guaranty fee (in bps) at period end	72.4	73.3	74.1	74.4	75.1	(0.9)	(2.7)
MULTIFAMILY CREDIT RISK TRANSFER ($ in millions)							
UPB outstanding of multifamily loans in a multifamily CIRT transaction	$107,712	$109,381	$111,249	$101,181	$102,961	$(1,669)	$4,751
UPB outstanding of multifamily loans in a Multifamily Connecticut Avenue Securities transaction	67,929	69,114	55,894	56,142	56,683	(1,185)	11,246
Percentage of multifamily guaranty book in a multifamily CRT transaction	34 %	35 %	33 %	31 %	33 %	(1)%	1 %
MULTIFAMILY PROBLEM LOAN STATISTICS							
Serious delinquency rate[b]	0.68 %	0.61 %	0.63 %	0.57 %	0.56 %		
Percent criticized[c]	6 %	6 %	6 %	7 %	7 %		
REO ending inventory (number of properties)	188	176	148	139	128		

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) For Multifamily, serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company's multifamily guaranty book of business as a percentage of loans in each category, based on unpaid principal balance.

(c) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower's ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values.

© 2025 Fannie Mae

11

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY LOAN ACQUISITIONS

Categories are not mutually exclusive		BY ACQUISITION PERIOD			
SELECTED MULTIFAMILY LOAN ACQUISITION DATA[a]	**YTD Q3 2025**	**2024**	**2023**	**2022**	**2021**
Total UPB ($ in billions)	$47.9	$55.1	$52.9	$69.2	$69.5
Weighted-Average OLTV Ratio	62 %	62 %	59 %	59 %	65 %
Loan Count	2,320	2,602	2,812	3,572	4,203
% Lender Recourse[b]	100 %	99 %	100 %	100 %	100 %
% DUS[c]	99 %	99 %	99 %	99 %	99 %
% Full Interest-Only	63 %	61 %	63 %	53 %	40 %
Weighted-Average OLTV Ratio on Full Interest-Only Acquisitions	60 %	59 %	57 %	56 %	59 %
Weighted-Average OLTV Ratio on Non-Full Interest-Only Acquisitions	66 %	66 %	63 %	63 %	68 %
% Partial Interest-Only[d]	29 %	31 %	32 %	39 %	50 %
Original Loan-to-Value Ratio less than or equal to 70%	88 %	89 %	93 %	86 %	72 %
Original Loan-to-Value Ratio greater than 70% and less than or equal to 80%	11 %	11 %	6 %	14 %	27 %
Original Loan-to-Value Ratio greater than 80%	1 %	1 %	1 %	0 %	1 %
ACQUISITION BY NOTE TYPE					
Fixed	99 %	100 %	99 %	78 %	89 %
Variable-rate	1 %	0 %	1 %	22 %	11 %

TOP 10 METROPOLITAN STATISTICAL AREAS BY YTD 2025 ACQUISITION UPB ($ in billions)	**YTD Q3 2025**
New York	$3.51
Los Angeles	2.46
Dallas	1.73
Chicago	1.61
Boston	1.52
Washington DC	1.52
Seattle	1.40
Phoenix	1.18
Charlotte	1.05
Philadelphia	1.03
Total Top 10 UPB	**$17.01**
Share of Acquisitions	35.5 %

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Represents the percentage of the company's multifamily guaranty book of business with lender risk-sharing agreements in place, measured by unpaid principal balance.

(c) Under the Delegated Underwriting and Servicing ("DUS®") program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without a pre-review by the company.

(d) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period.

© 2025 Fannie Mae

12

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY GUARANTY BOOK OF BUSINESS

Fannie Mae

As of September 30, 2025
Categories are not mutually exclusive

SELECTED CREDIT CHARACTERISTICS OF MULTIFAMILY GUARANTY BOOK OF BUSINESS[a]	ACQUISITION YEAR							
	2025	2024	2023	2022	2021	2020 - 2017	2016 & Earlier	Overall Book
Total UPB ($ in billions)	$47.9	$55.0	$51.9	$63.9	$63.7	$198.8	$40.1	$521.3
% of Multifamily Guaranty Book	9 %	11 %	10 %	12 %	12 %	38 %	8 %	100 %
Loan Count	2,316	2,586	2,746	3,342	3,828	11,384	4,037	30,239
Average UPB ($ in millions)	$21	$21	$19	$19	$17	$17	$10	$17
Weighted-Average OLTV Ratio	62 %	62 %	59 %	59 %	64 %	65 %	66 %	63 %
Weighted-Average DSCR[b]	1.6	1.6	1.5	1.7	2.4	2.2	2.1	1.9
% with DSCR Below 1.0[b]	0 %	2 %	5 %	12 %	3 %	4 %	4 %	4 %
% Fixed Rate	99 %	100 %	99 %	82 %	93 %	96 %	87 %	94 %
% Full Interest-Only	64 %	62 %	63 %	54 %	41 %	38 %	29 %	47 %
% Partial Interest-Only[c]	29 %	31 %	32 %	38 %	50 %	51 %	45 %	43 %
% Small Balance Loans[d]	34 %	34 %	40 %	39 %	44 %	46 %	69 %	45 %
Serious Delinquency Rate[e]	0.00 %	0.35 %	1.08 %	1.44 %	0.37 %	0.66 %	0.79 %	0.68 %
% Criticized[f]	0 %	2 %	7 %	14 %	4 %	6 %	6 %	6 %

UPB BY MATURITY YEAR ($ in billions)[a]	As of September 30, 2025
2025	$2.3
2026	27.7
2027	28.4
2028	53.2
2029 - 2031	224.0
2032 - 2034	136.7
Other	49.0
Total	$521.3

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Estimates of current DSCRs are based on the latest available income information covering a 12 month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric.

(c) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period.

(d) Small balance loans refer to multifamily loans with an original unpaid principal balance of up to $9 million. Small balance loans are included within the asset class categories referenced above. The company presents this metric in the table based on loan count rather than unpaid principal balance. Small balance loans comprised 10% of the company's multifamily guaranty book of business as of September 30, 2025, based on the unpaid principal balance of the loans.

(e) Multifamily serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company's multifamily guaranty book of business, based on unpaid principal balance. Multifamily serious delinquency rate for loans in a particular category (such as acquisition year, asset class or targeted affordable segment), refers to seriously delinquent loans in the applicable category, divided by the unpaid principal balance of the loans in the multifamily guaranty book of business in that category.

(f) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower's ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values.

© 2025 Fannie Mae

13

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY GUARANTY BOOK OF BUSINESS

As of September 30, 2025
Categories are not mutually exclusive

SELECTED CREDIT CHARACTERISTICS OF MULTIFAMILY GUARANTY BOOK OF BUSINESS[(a)]	BY ASSET CLASS / TARGETED AFFORDABLE SEGMENT				
	Conventional / Co-op[(g)]	Seniors Housing[(g)]	Student Housing[(g)]	Manufactured Housing[(g)]	Affordable[(h)]
Total UPB ($ in billions)	$474.5	$12.4	$12.0	$22.4	$64.2
% of Multifamily Guaranty Book	91 %	3 %	2 %	4 %	12 %
Loan Count	27,360	431	440	2,008	4,128
Average UPB ($ in millions)	$17.3	$28.7	$27.3	$11.1	$15.5
Weighted-Average OLTV Ratio	63 %	64 %	65 %	60 %	67 %
Weighted-Average DSCR[(b)]	1.9	1.6	1.8	2.3	1.8
% with DSCR Below 1.0[(b)]	4 %	17 %	5 %	1 %	7 %
% Fixed Rate	95 %	77 %	86 %	94 %	90 %
% Full Interest-Only	48 %	17 %	36 %	43 %	31 %
% Partial Interest-Only[(c)]	42 %	63 %	59 %	46 %	45 %
% Small Balance Loans[(d)]	44 %	21 %	39 %	66 %	51 %
Serious Delinquency Rate[(e)]	0.65 %	1.86 %	1.71 %	0.07 %	0.29 %
% Criticized[(f)]	6 %	23 %	6 %	2 %	8 %

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Estimates of current DSCRs are based on the latest available income information covering a 12 month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric.

(c) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period.

(d) Small balance loans refer to multifamily loans with an original unpaid principal balance of up to $9 million. Small balance loans are included within the asset class categories referenced above. The company presents this metric in the table based on loan count rather than unpaid principal balance.

(e) Multifamily serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company's multifamily guaranty book of business, based on unpaid principal balance. Multifamily serious delinquency rate for loans in a particular category (such as acquisition year, asset class or targeted affordable segment), refers to seriously delinquent loans in the applicable category, divided by the unpaid principal balance of the loans in the multifamily guaranty book of business in that category.

(f) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower's ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values.

(g) See https://multifamily.fanniemae.com/financing-options for definitions. Loans with multiple product features are included in all applicable categories.

(h) Represents Multifamily Affordable Housing loans, which are defined as financing for properties that are under an agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions.

© 2025 Fannie Mae

14

2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 0.0%* 0.0%* 0.0%* 0.1% 1.1% 0.3% 0.2% 0.3% 0.1% 0.1% 0.1% 0.1% 0.3% 0.2% 0.0%* 0.0%* 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q3 2025 222 260 128 118 62 12 13 11 16 12 14 31 28 61 139 188 * Represents less than 0.05% of cumulative total credit loss rate, net by acquisition year. (a) © 2025 Fannie Mae Cumulative net credit loss rate is the cumulative net credit losses through September 30, 2025 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans that were acquired in the applicable period. Net credit losses include expected benefit of freestanding loss- sharing arrangements, primarily multifamily DUS lender risk-sharing transactions. Credit loss rate for 2014 acquisitions was primarily driven by the write-off of a seniors housing portfolio in 2023. AS OF PERIOD END ACQUISITION YEAR Cumulative Total Credit Loss Rate, Net by Acquisition Year through September 2025 (a) REO Ending Inventory (number of properties) SEGMENT RESULTS - MULTIFAMILY PROBLEM LOAN STATISTICS FANNIE MAE 15